                MCI COMMUNICATIONS CORPORATION AND SUBSIDIARIES
                                BALANCE SHEET



December 31,                                               1993         1992
(In millions)                                              ----         ----

Assets

Current assets
  Cash and cash equivalents                             $   165       $  232
  Receivables, net of allowance for
    uncollectibles of $211 and $189 million               2,131        1,764
  Deferred income taxes                                     116            -
  Other                                                     189          185
                                                        -------       ------
         Total current assets                             2,601        2,181
                                                        -------       ------
Communications system
  System in service                                       8,563        7,723
  Other property and equipment                            2,172        1,924
                                                        -------       ------
         Total communications system in service          10,735        9,647
                                                        -------       ------
  Accumulated depreciation                               (4,297)      (4,151)
  Construction in progress                                  883          669
                                                        -------       ------
         Total communications system, net                 7,321        6,165
                                                        -------       ------
Other assets
  Excess of cost over net assets acquired, net            1,093        1,111
  Other assets and deferred charges, net                    261          221
                                                        -------       ------
         Total other assets                               1,354        1,332
                                                        -------       ------
         Total assets                                   $11,276       $9,678
                                                        =======       ======

Liabilities and stockholders' equity

Current liabilities
  Accrued telecommunications expense                    $ 1,507       $1,175
  Accounts payable                                          742          467
  Long-term debt due within one year                        215          215
  Other accrued liabilities                                 737          607
                                                        -------       ------
          Total current liabilities                       3,201        2,464
                                                        -------       ------
Noncurrent liabilities
  Long-term debt                                          2,366        3,432
  Deferred income taxes                                     927          558
  Other                                                      69           74
                                                        -------       ------
          Total noncurrent liabilities                    3,362        4,064
                                                        -------       ------

Stockholders' equity
  Series D convertible preferred stock, $.10 par
    value, authorized and outstanding 13,736 shares           1            -
  Common stock, $.10 par value, authorized 800
    million shares, issued 592 and 296 million shares        60           30
  Additional paid in capital                              2,493        1,479
  Retained earnings                                       2,785        2,231
  Treasury stock at cost, 51 and 33 million shares         (626)        (590)
                                                        -------       ------
         Total stockholders' equity                       4,713        3,150
                                                        -------       ------
         Total liabilities and stockholders' equity     $11,276       $9,678
                                                        =======       ======























See accompanying Notes to Consolidated Financial Statements